Supplement to the
Fidelity® Series Large Cap Value Fund and
Fidelity Series All-Sector Equity Fund
April 1, 2009
Prospectus

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund are composed of multiple classes of shares. References to each fund are deemed to include class where applicable.

The following information replaces the introductory paragraph found under the heading "Fee Table" on page 4.

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of a fund. The following fees and expenses are based on the average net assets during the fund's most recent fiscal year. To the extent that current net assets are less or greater than the average during the most recent fiscal year, total annual operating expenses for the current fiscal year may be higher or lower than the information presented.

The following information supplements the biographical information found in the "Fund Management" section beginning on page 15.

Nathan Strik is a member of FMR's Multi-Manager Group and co-manager of the energy sector of Series All-Sector Equity Fund, which he has managed since January 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Strik has worked as a research analyst and portfolio manager.

DLF-10-01 January 22, 2010
1.882075.104

Supplement to the
Fidelity® Series All-Sector Equity Fund
Class F
May 18, 2009
Prospectus

The following information supplements the biographical information found in the "Fund Management" section beginning on page 12.

Nathan Strik is a member of FMR's Multi-Manager Group and co-manager of the energy sector of Series All-Sector Equity Fund, which he has managed since January 2010. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Strik has worked as a research analyst and portfolio manager.

ASE-F-10-01 January 22, 2010
1.907679.100